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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 1, 2002



                                    APW LTD.
             (Exact name of Registrant as specified in its charter)


           Bermuda                  1-15851                    04-2576375
(State or other jurisdiction    (Commission File            (I.R.S. Employer
      of incorporation)             Number)                Identification No.)


                                 Clarendon House
                                 2 Church Street
                                 P.O. Box HM 666
                             Hamilton HM CX Bermuda


                        N22 W23685 Ridgeview Parkway West
                         Waukesha, Wisconsin 53188-1013

               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code:(262) 523-7600

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Item 9.  Regulation FD Disclosure.

     This Amendment is being filed to update and amend matters described in a Form 8-K, dated May 1, 2002 and to file such information under category "9" of Form 8-K.

     On May 1, 2002 the Board also approved, in general, the proposed plan of reorganization described in the Disclosure Statement previously filed as exhibit
99.2 to the original Form 8-K. On May 3, 2002 APW Ltd. (the "Company") began seeking consent of senior lenders and general unsecured creditors for the proposed Chapter 11 plan of reorganization. The Company received signed letters from approximately 90% in number and amount of the senior lenders in support of the Plan. A copy of the Disclosure Statement was filed as an exhibit with the original Form 8-K and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the Disclosure Statement.

     The prospective financial information included in this Form 8-K has been prepared by, and is the responsibility of, the Company's management. PricewaterhouseCoopers LLP has neither examined nor compiled the accompanying prospective financial information and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP report included in the Company's August 31, 2001 Form 10-K relates to the Company's historical financial information. It does not extend to the prospective financial information and should not be read to do so.

     This prospective financial information was not prepared with a view toward compliance with published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information (which requires additional information).

                                       1

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to the report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                              APW LTD.
                                              (Registrant)


Date: June 4, 2002                            By: /s/ Richard D. Carroll
                                              ----------------------------------
                                              Richard D. Carroll
                                              Vice President and Chief Financial
                                              Officer
                                              (Duly authorized to sign on behalf
                                              of the Registrant)

                                      S-1


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                                    APW LTD.
                               (the "Registrant")
                          (Commission File No. 1-15851)

                                  EXHIBIT INDEX
                                       to
                   AMENDMENT NO. 1 TO FORM 8-K CURRENT REPORT
                           Date of Report: May 1, 2002


Exhibit                                                         Filed
Number                          Description                    Herewith
-------                         -----------                    --------
Exhibit 99.1          Form of Amendment No. 1 to the
                      Rights Plan*

Exhibit 99.2          Disclosure Schedule and Plan of
                      Reorganization*


*Previously filed on Form 8-K dated May 1, 2002 and filed May 10, 2002

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